EXECUTION COPY



                                    FIRST  AMENDMENT  dated as of June 30,  2003
                                    (this   "Amendment")   to   the   Three-Year
                                             ---------
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility Agreement (as amended, supplemented
                                    or otherwise modified from time to time, the
                                    "Credit Agreement") dated as of December 31,
                                     ----------------
                                    2002 among THE HARTFORD  FINANCIAL  SERVICES
                                    GROUP,   INC.   and  HARTFORD   LIFE,   INC.
                                    (individually     the     "Borrower"     and
                                    collectively the "Borrowers"), the LENDERS party thereto and JPMORGAN CHASE BANK and CITIBANK, N. A., as co-administrative agents (the "Agent")



A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrowers have requested that the Lenders amend a certain provision of the Credit Agreement. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions of this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agrees as follows:

         Section 1. Amendment to the Credit Agreement. The definition of "Equity Units" is hereby amended to read as follows:

                  "Equity Units" shall mean the 6,600,000 6% Equity Units issued by the Company on September 13, 2002, the 12,000,000 7% Equity Units issued by the Company on May 23, 2003 and the 1,800,000 7% Equity Units issued by the Company on May 30, 2003.

         Section 2.  Representations,  Warranties  and  Agreements.  Each of the
                     ---------------------------------------------
         Borrowers hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a)      The  representations  and  warranties  set  forth  in
                           Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment


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                           Effective   Date,   except   to   the   extent   such
                           representations and warranties expressly relate to an earlier date.

                  (b) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

           Section 3.  Conditions  to  Effectiveness.  This  Amendment  shall be
                       -----------------------------
           effective as of June 30, 2003 upon the satisfaction in full of the condition precedent (the "Amendment Effective Date") that the Agent
                                      -------------------------
           shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders.

           Section 4. Credit  Agreement.  Except as specifically  stated herein,
                      -----------------
           the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

           SECTION 5.  APPLICABLE  LAW. THIS AMENDMENT  SHALL BE GOVERNED BY AND
                       ---------------
           CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           Section 6. Counterparts. This Amendment may be executed in any number
                      ------------
           of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

           Section 7. Expenses.  Each Borrower agrees to reimburse the Agent for
                      --------
           its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP counsel for the Agent.



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                           IN WITNESS  WHEREOF,  the parties  hereto have caused
         this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                             THE HARTFORD FINANCIAL
                             SERVICES GROUP, INC.,
                             by:  /s/ John N. Giamalis
                                ------------------------------------------------
                                  Name:        JOHN N. GIAMALIS
                                  Title:     Senior Vice President and Treasurer

                             HARTFORD LIFE, INC.,
                             by:  /s/ John N. Giamalis
                                ------------------------------------------------
                                  Name:         JOHN N. GIAMALIS
                                  Title:     Senior Vice President and Treasurer

                             JPMORGAN CHASE BANK, individually
                             and as Co-Administrative Agent

                             by:
                                ------------------------------------------------
                                Name:
                                Title:

                           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.,
                             by:
                                ------------------------------------------------
                                Name:
                                Title:

                             HARTFORD LIFE, INC.,
                             by:
                                ------------------------------------------------
                                Name:
                                Title:

                             JPMORGAN CHASE BANK, individually
                             and as Co-Administrative Agent

                             by:  /s/ Heather A. Lindstrom
                                ------------------------------------------------
                                Name:        Heather A. Lindstrom
                                Title:       Vice President

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: Bank of America

                                    by:  /s/ Leslie Nannen
                                       -----------------------------------------
                                       Name:        Leslie Nannen
                                       Title:       Vice President

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: Citibank,  N.A.

                                    by:  /s/ Maria G. Hackley
                                       -----------------------------------------
                                       Name:        Maria G. Hackley
                                       Title:       Managing Director

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    DEUTSCHE BANK AG, New York Branch

                                    by:  /s/ John S. McGill
                                       -----------------------------------------
                                       Name:        John S. McGill
                                       Title:       Director


                                    By: :  /s/ Charles Kohler
                                         ---------------------------------------
                                       Name:       Charles Kohler
                                       Title:      Managing Director

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: Fleet National Bank

                                    by:  /s/ Carla Balesano
                                       -----------------------------------------
                                       Name:        Carla Balesano
                                       Title:       Director

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: Mellon Bank N. A.

                                    by:  /s/ Carrie Burnham
                                       -----------------------------------------
                                       Name:        Carrie Burnham
                                       Title:       Assistant Vice President

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: Morgan Stanley Bank

                                    by:  /s/ Jaap Tonckens
                                       -----------------------------------------
                                       Name:        Jaap L. Tonckens
                                       Title:       Vice President

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution: State Street Bank and
                                    Trust Company

                                    by:  /s/ Edward M. Anderson
                                       -----------------------------------------
                                       Name:        Edward M. Anderson
                                       Title:       Vice President

                                    SIGNATURE PAGE TO FIRST  AMENDMENT  DATED AS
                                    OF  JUNE  30,   2003  TO  THE  THREE-   YEAR
                                    COMPETITIVE  ADVANCE  AND  REVOLVING  CREDIT
                                    FACILITY  AGREEMENT DATED AS OF DECEMBER 31,
                                    2002 AMONG THE HARTFORD  FINANCIAL  SERVICES
                                    GROUP,   INC.;   HARTFORD  LIFE,  INC.;  THE
                                    LENDERS  PARTY  THERETO AND  JPMORGAN  CHASE
                                    BANK.

                                    UBS AG, CAYMAN ISLANDS BRANCH

                                    BY:  /s/ Wilfred V. Saint
                                       -----------------------------------------
                                       NAME:         Wilfred V. Saint
                                       TITLE:        Associate Director Banking
                                                     Products Services US

                                    BY:  /s/ Reto Jenal
                                       -----------------------------------------
                                       NAME:       Reto Jenal
                                       TITLE:      Executive Director

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    Name of Institution:
                                    Wachovia Bank, National Association

                                    by:  /s/ Kimberly Shaffer
                                       -----------------------------------------
                                       Name:        Kimberly Shaffer
                                       Title:       Director

                                    Signature Page to First  Amendment  dated as
                                    of  June   30,   2003   to  the   Three-Year
                                    Competitive  Advance  and  Revolving  Credit
                                    Facility  Agreement dated as of December 31,
                                    2002 among The Hartford  Financial  Services
                                    Group,   Inc.;   Hartford  Life,  Inc.;  the
                                    Lenders  party  thereto and  JPMorgan  Chase
                                    Bank.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION:

                                    by:  /s/ Beth C. McGinnis
                                       -----------------------------------------
                                       Name:        Beth C. McGinnis
                                       Title:       Vice President

                                    by:  /s/ James Doherty
                                       -----------------------------------------
                                       Name:        James Doherty
                                       Title:       Vice President




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